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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Event Requiring Report: August 7, 2001

                          SATTEL GLOBAL NETWORKS, INC.
            (Exact name of registrant as specified in its charter)

           Colorado                   0-22783                 95-3966853
   (State of Incorporation)    (Commission File No.)     (IRS Tax Id Number)

              1004 Depot Hill Rd., Ste. 1E, Broomfield, CO 80020
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              (Address of Principal Executive Offices) (Zip Code)

                                 303-404-9904
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                (Issuer's Telephone Number, Including Area Code)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT and,
ITEM 2.  DISPOSITION OF ASSETS

Effective August 7, 2001, Sattel Global Networks, Inc. (the "Company"), entered into a conditional Agreement of Stock Exchange ("Agreement") through its wholly owned subsidiary created specifically for the acquisition, Urbani Acquisition Corp. a New York Corporation, with Rosario's Epicureo, Ltd.,/b/a Urbani Truffles and Caviar U.S.A., a New York corporation ("URBANI"), and URBANI's majority shareholder: Rosario Safina, individually, ("Safina"), hereinafter referred to as the "Seller". The contract was approved by the Board of Directors of Sattel Global Networks, Inc. on August 27, 2001.

The Company presently is authorized to issue 100,000,000 shares of common stock (the "Company Shares"), par value $.001 per share, of which 30,410,017 shares are presently issued and outstanding and 10,000,000 shares of preferred stock .01 par value of which none is issued and outstanding. As set forth in the Agreement, which is attached hereto as Exhibit "10.1", the Company is required to provide not less than $250,000 in financing within 90 days of the closing of the transaction and an additional $250,000 to be funded within 270 days of the closing. The Agreement calls for Urbani to receive additional shares of the Company in the event the funding is not completed. Further, on the "Closing Date", the date of which shall be determined after the conditions of the Agreement are met and the Company has a shareholder's meeting pursuant to Rule 14(c) of the Securities Act of 1934, and if approved by the majority of the Company's shareholders,

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the Company shall issue, through the merger subsidiary, Urbani Acquisitions
Corp., the number of Company Shares, as hereinafter determined, in return for all of the issued and outstanding shares of common stock of URBANI ("Company Shares") presently owned by the Sellers. This share exchange shall be referred to hereinafter as the "Stock Exchange", the result of which shall be that, Sellers will own 10,125,000 Company Shares, or 67.5% of the outstanding Company Shares, with the remaining 32.5% of the Company Shares(4,875,000)being owned by the present shareholders of Company, plus certain other parties and shareholders to whom the Company is obligated. All Company Shares, when issued, shall be fully-paid and non-assessable, and no preemptive rights of stockholders shall exist with respect to such shares or the issue or sale thereof.

This stock exchange shall be effected as a tax-free exchange pursuant to
Section 351 and/or Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

The Company Shares being acquired by the Sellers are being acquired for investment only and not with a view to the further sale or distribution thereof. Such Company Shares issued hereunder constitute "restricted securities" as that term is defined under Rule 144 of the Rules and Regulations promulgated under the Securities Act of 1933 (the "Securities Act"). The Company Shares may not be sold, assigned or otherwise disposed of unless registered or otherwise exempt from registration under the Securities Act and such other state securities laws as may be applicable. The certificates representing such shares shall contain an appropriate investment legend.

DESCRIPTION OF THE BUSINESS

Rosario's Epicureo, Ltd. d/b/a Urbani Truffles and Caviar U.S.A. ("URBANI"), a New York Corporation, was formed in December 1951 and incorporated in 1984 and is celebrating its 50th anniversary. URBANI is engaged primarily in the business of developing, marketing and distributing epicurean and exotic foods and related products targeted for use by the restaurant and retail industry. The company was the first to import Truffles to America and currently sells to over 4,000 restaurants and retail customers throughout the nation. URBANI was established to develop and market the Urbani of Italy specialty food line, specifically, the Urbani line of Truffles. Urbani of Italy is a 100+ year old company.

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Rosario Safina, who shall be a director and the President and CEO of the new
Company,("URBANI"), was a full fledged gourmet before he even completed high school. He attended Bernard Baruch College, graduating in 1978 with a degree in marketing. He worked for Wunderman, Ricotta and Kline, a direct marketing firm where he managed a number of food accounts including Wisconsin Cheese and Gevalia Coffee. Mr. Safina, while still at Wunderman began an Italian food and wine catalog called "Rosario's Commestibili", offering hard to get delicacies such as Lavazza Gold Label Expresso, Ghiottini Biscotti and Urbani Truffles. In 1983, after several years of friendship and a business relationship with Paul Urbani, Rosario and his brother Andrew purchased the rights to Urbani Truffles from Paul and Paulo Urbani. Mr. Safina has over 17 years experience in the specialty foods distribution business.

Mr. Safina's business strategy has developed Urbani from a small limited specialty foods distributor grossing approximately $800,000 per year into a multi line specialty foods distribution company servicing clients throughout the United States with gross revenues in excess of 15 million dollars for the fiscal year ended December 31, 2000. The addition of additional food lines, such as flash frozen porcini mushrooms (1986)and prosciutto (1989), which was just newly legalized in the U.S., were part of his strategy to expand his product lines and provide more products to his increasingly expanding distribution network. The Company maintains a warehouse in Long Island City, New York and has a west coast office in Los Angeles. The Company also maintains a web site at www.urbani.com where its products may be viewed.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

At the time of Closing, the President and Secretary, constituting the sole directors of the Company, Dan Motsinger and Richard Muller, will resign and Rosario Safina shall be appointed as President and director along with Andrew Safina as Secretary and Director.

ITEM 7.  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     (a) Financial Statements of Business Acquired.

        The financial statements required to be filed as part of this Current Report on Form 8-K will be filed not later than 75 days from the date of the Merger as an amendment to this Report.

     (b) Pro Forma Financial Information.

        The pro forma financial statements required to be filed as part of this Current Report on Form 8-K will be filed not later than 75 days from the date of the Merger as an amendment to this Report.

     (c)  Exhibit.

        10.1 An Agreement and Plan of Merger by and Among Sattel Global Networks, Inc., Urbani Acquisition Corp. and Rosario's Epicureo, Ltd. D/B/A Urbani Truffles & Caviar, U.S.A., dated and effective as of August 7, 2001.

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                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


    /S/ DANIEL MOTSIGNER
By ___________________________
   Daniel Motsigner, President


Date: September 9, 2001

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